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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                            ----------------------

                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                               December 4, 1996

                             ANIKA RESEARCH, INC.
              (Exact name of registrant as specified in charter)

                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)

        000-21326                                    04-3145961
(Commission file number)                (IRS employer identification number)

236 West Cummings Park, Woburn, Massachusetts                01801
  (Address of principal executive offices)                 (Zip code)

                                (617) 932-6616
             (Registrant's telephone number, including area code)


                  This document contains a total of 3 pages.
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     Item 5.  Other Events
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     On December 4, 1996, the Company announced the appointment of Edward Ross
Jr. to the previously vacant position of vice president of sales and marketing.




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              ANIKA RESEARCH, INC.

Date:  December 13, 1996                      By: /s/ Sean F. Moran
                                                 ------------------------------
                                                 Sean F. Moran
                                                 Vice President of Finance and
                                                 Treasurer
                                                 (Principal Financial and
                                                  Accounting Officer)

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